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                                                                       EXHIBIT F
                                                                       ---------
                          AMENDMENT TO LEASE AGREEMENT
                          ----------------------------

          This Amendment (this "Amendment"), to that certain Lease Agreement, by and among the parties hereto, dated as of February __, 2000 (the "Lease"), is made as of this ___ day of December 2000, by and between Beasley Family Towers, Inc., a Delaware corporation (the "Lessor"), and Beasley Reed Acquisition Partnership, a Delaware general partnership (the "Lessee").

                                  WITNESSETH:

          WHEREAS, Lessor and Lessee entered into the Lease whereby Lessee leased from Lessor a communications tower facility used in the operation of radio broadcast station WQAM-AM (the "Tower"), for the purpose of Lessee's radio broadcast transmission activities;

          WHEREAS, Lessor and Lessee desire to amend the Lease in certain respects to clarify the nature of the leasehold interest in the Tower obtained by Lessee pursuant to the Lease;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee, intending to be legally bound hereby, agree as follows:

          1. The second sentence of Section 13.01 of the Lease is hereby deleted.

          2.  The last sentence of Section 14.01 of the Lease is hereby deleted.

          3. The penultimate sentence of Section 14.03 of the Lease is hereby deleted.

          4. Except as expressly provided herein, the Lease shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Lease.

          5. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          6. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF FLORIDA.

                           [Signature page follows]
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          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                                    LESSOR:

                                    BEASLEY FAMILY TOWERS, INC.

                                         By: ___________________________
                                             Name:   B. Caroline Beasley
                                             Title:  Secretary

                                    LESSEE:


                                    By:  Beasley FM Acquisition Corp.,
                                         a general partner


                                         By:   _________________________
                                         Name: George G. Beasley
                                               Title:  Chief Executive
                                                       Officer

                                   By:   BRAP HOLDINGS, INC.,
                                         a general partner


                                         By: ___________________________
                                             Name:   B. Caroline Beasley
                                             Title:  Secretary

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